Vanguard Tax-Exempt Bond Index Fund
Summary Prospectus
 February 28, 2025
Admiral™ Shares
Vanguard Tax-Exempt Bond Index Fund Admiral Shares (VTEAX)
 The Fund’s statutory Prospectus and Statement of Additional Information dated February 28, 2025, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment-grade segment of the U.S. municipal bond market.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.06%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.07%
1
The expense information shown in the table has been restated to reflect current fees.

Example
The following example is intended to help you compare the cost of investing in the Fund’s Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$7	$23	$40	$90
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the Standard & Poor’s National AMT-Free Municipal Bond Index (the Index), which measures the performance of the investment-grade segment of the U.S. municipal bond market as determined by the Index Provider, S&P Dow Jones Indices LLC. This Index includes municipal bonds from issuers that are primarily state or local governments or agencies whose interest is exempt from U.S. federal income taxes and the federal alternative minimum tax (AMT) (excluding bonds issued by U.S. territories and commonwealths and certain other bonds as determined by the Index Provider). To be eligible for inclusion in the Index, each bond must have a rating of at least investment-grade, as determined by a nationally recognized statistical rating organization (NRSRO) (e.g., at least BBB– by Fitch Ratings, Inc). For the avoidance of doubt, the lowest rating will be used in determining if the bond is investment grade. Each bond must also be denominated in U.S. dollars; generally must be a constituent of a deal where the original offering amount was at least $100 million; and generally have a minimum par amount of $25 million. In addition, to be included in the Index, each bond must have a minimum term to maturity or call date greater than one calendar month.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in securities held in the Index. Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities whose income will be exempt from federal income taxes and the federal AMT. The Fund seeks to maintain a dollar-weighted average maturity consistent with that of the Index. As of October 31, 2024, the dollar-weighted average maturity of the Index was 13.7 years.
The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of an index rebalance or market movement.
Principal Risks
The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund is subject to the following risks, which could affect the Fund’s performance, and the level of risk may vary based on market conditions:
• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.
• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.
• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall.
• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. In general, credit risk is expected to be relatively low for the Fund because it invests primarily in bonds that are considered to be of high quality.

• Index-related risks. The Fund is subject to risks associated with index investing, which include passive management risk, tracking error risk, and index provider risk. Passive management risk is the chance that the Fund’s use of an indexing strategy will negatively impact the Fund’s performance. Because the Fund seeks to track the performance of its target index regardless of how that index is performing, the Fund’s performance may be lower than it would be if the Fund were actively managed. Tracking error risk is the chance that the Fund’s performance will deviate from the performance of its target index. Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. Index provider risk is the chance that the Fund will be negatively impacted by changes or errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund is expected to be low to moderate.
• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.
• Tax risk, which is the chance that all or a portion of the tax-exempt income from municipal bonds held by the Fund will be declared taxable, possibly with retroactive effect, because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state or local tax authorities, or noncompliant conduct of a bond issuer.
• Regional risk, which is the chance that economic, political, or regulatory occurrences within a certain state may adversely affect the value of securities offered by issuers located within that state. Because the Fund may invest a large portion of its assets in securities located in any one state, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area.
• Nondiversification risk . Because the Fund seeks to closely track the composition of the Fund’s target index, from time to time, more than 25% of the Fund’s total assets may be invested in issuers representing more than 5% of the Fund’s total assets due to an index rebalance or market movement, which would result in the Fund being nondiversified under the Investment Company Act of 1940. The Fund’s performance may be hurt disproportionately by the poor performance of bonds issued by just a few issuers or even a single issuer, and the Fund’s shares may experience significant fluctuations in value.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Admiral Shares (including annual fund operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. If applicable shareholder fees were reflected, returns would be less than those shown in the bar chart. The table shows how the average annual total returns of the share classes presented (including annual fund operating expenses and any applicable shareholder fees) compare with those of the Fund’s target index and other comparative index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Tax-Exempt Bond Index Fund Admiral Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	7.27%	December 31, 2023
Lowest	-5.90%	March 31, 2022

Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Vanguard Tax-Exempt Bond Index Fund Admiral Shares				08/25/2015
Return Before Taxes	1.36%	1.01%	2.23%
Return After Taxes on Distributions	1.36	1.01	2.23
Return After Taxes on Distributions and Sale of Fund Shares	2.07	1.31	2.24
S&P National AMT-Free Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.32%	1.07%	2.27%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.05	0.99	2.28
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
Justin A. Schwartz, CFA, Portfolio Manager at Vanguard and Head of Municipal Index and Money Markets. He has managed the Fund since 2023.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. A majority of the income dividends that you receive from the Fund are expected to be exempt from federal income and alternative minimum taxes. However, a portion of the Fund’s distributions may be subject to federal income and alternative minimum taxes. Dividend and capital gains distributions that you receive may also be subject to state and local income taxes. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
The S&P National AMT-Free Municipal Bond Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard Tax-Exempt Bond Index Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Vanguard Tax-Exempt Bond Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Tax-Exempt Bond Index Fund particularly or the ability of the S&P National AMT-Free Municipal Bond Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P National AMT-Free Municipal Bond Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P National AMT-Free Municipal Bond Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard Tax-Exempt Bond Index Fund. S&P Dow Jones Indices has no obligation to take the needs of Vanguard or the owners of Vanguard Tax-Exempt Bond Index Fund into consideration in determining, composing or calculating the S&P National AMT-Free Municipal Bond Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Vanguard Tax-Exempt Bond Index Fund or the timing of the issuance or sale of Vanguard Tax-Exempt Bond Index Fund or in the determination or calculation of the equation by which Vanguard Tax-Exempt Bond Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard Tax-Exempt Bond Index Fund. There is no assurance that investment products based on the S&P National AMT-Free Municipal Bond Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P NATIONAL AMT-FREE MUNICIPAL BOND INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD TAX-EXEMPT BOND INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P NATIONAL AMT-FREE MUNICIPAL BOND INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

“Bloomberg®” and Bloomberg Municipal Bond Index (the “Index”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.

Vanguard Tax-Exempt Bond Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Index, which are determined, composed and calculated by BISL without regard to Vanguard or the Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Fund into consideration in determining, composing or calculating the Index. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Fund, in connection with the administration, marketing or trading of the Fund.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

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Vanguard Tax-Exempt Bond Index Fund Admiral Shares—Fund Number 591
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 1491 022025